BNC BANCORP

Gulf South Bank Conference

May 9-11, 2011

Franchise Overview:

- **7th largest Bank Headquartered in North Carolina**
  - $2.16 Billion in total assets at March 31, 2011
  - History of strong core earnings and cash dividends
  - Profitable every year since 1994

- **24 Offices in High Growth Markets in North & South Carolina**
  - Key NC markets along 4 major interstate corridors and adjacent MSAs
  - NC Franchise in Central Part of State- No Coastal or Mountain Presence
  - Recent expansion into coastal South Carolina- 6 Offices
  - (FDIC-assisted acquisition of Beach First National Bank)

- **Strong asset quality**
  - NPAs/Assets (non-covered) of 3.03% at March 31, 2011
  - NPL Coverage Ratio at Quarter End: 71.2%
  - Seasoned Credit Team

Franchise Overview


Bank of North Carolina Offices
BNC Bank Offices
NORTH CAROLINA
SOUTH CAROLINA
GEORGIA
Winston-Salem
Greensboro
Durham
Raleigh
High Point
Charlotte
Myrtle Beach
North Myrtle Beach
Hilton Head Island
Columbia
Charleston
Wilmington

BNC BANCORP

Stock Profile – BNCN (NASDAQ)

Share Price (5/6/2011)	$7.50
52 Week Range	$6.45 - $10.99
Tangible Book Value (3/31)	$8.70
Core TBV without MTM	$9.31
Market Capitalization (Fully Diluted)	$81.3 million
Common outstanding	9,059,809
Convertible preferred shares	1,804,566
Average Daily Volume	5,000
Price to Tangible Book (3/31 TBV)	0.86x
Price to Core TBV	0.81x

ANALYST COVEREAGE: Kevin Fitzsimmons, Sandler O'Neill + Partners, L.P.
Christopher Marinac, FIG Partners LLC

BNC BANCORP

NC & SC Public Banks

Stock Price / Tangible Book Value as of 5/3/11

-- NC & SC Publicly Traded Banks $500MM-$4B --



Price / Tang Book (%)
160%
140%
120%
100%
80%
60%
40%
20%
0%
-20%
151%
105%
97%
89%
80%
78%
76%
74%
71%
67%
61%
56%
56%
53%
50%
47%
46%
46%
44%
41%
40%
33%
31%
27%
15%
7%
SCBT Financial Corporation
Palmetto Bancshares, Inc.
First Bancorp
CNB Corporation
BNC Bancorp
North State Bancorp
Park Sterling Corporation
Bank of Granite Corporation
First Community Corporation
Uwharrie Capital Corp
New Century Bancorp, Inc.
Newbridge Bancorp
Community Capital Corporation
Southern First Bancshares, Inc.
First South Bancorp, Inc.
High Point Bank Corporation
ECB Bancorp, Inc.
Peoples Bancorp of North Carolina, Inc.
Community First Bancorporation
Waccamaw Bankshares, Inc.
Southern Community Financial...
Four Oaks Bancorp, Inc.
Yadkin Valley Financial Corporation
Carolina Bank Holdings, Inc.
HCSB Financial Corporation
First National Bank of Shelby
First Reliance Bancshares, Inc.
Bank of the Carolinas Corporation
Peoples Bancorporation, Inc.
Tidelands Bancshares, Inc.
1st Financial Services Corporation
FNB United Corp.

BNC BANCORP

Concentration in Growth Markets

Market	2010 Population	5-Yr Projected Population Growth (%)	2010 Median Age	2010 Median Household Income	5-Yr Projected Household Income Growth (%)
Charlotte-Gastonia, NC	1,793,478	3.5	36	$ 62,215	2.5
Raleigh-Cary, NC	1,162,358	3.6	35	$ 68,373	2.9
Greensboro-High Point, NC	721,646	1.8	38	$ 51,860	2.5
Myrtle Beach-North Myrtle Beach-Conway, SC	279,428	3.7	41	$ 46,353	2.3

BNC BANCORP

Historical Performance

Consistent Record of Growth

($ in millions)

	1997+ CAGR	5 YR CAGR	3 YR CAGR
Loans	26.50%	24.70%	17.40%
Deposits	27.10%	30.20%	28.80%
Assets	26.40%	29.30%	23.90%


$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$-
$102
$134
$154
$181
$210
$306
$372
$497
$595
$952
$1,130
$1,573
$1,634
$2,150
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Loans Deposits Assets

Core Earnings Power



Pre-Tax Pre-Provision Operating Earnings
(in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
1997+ CAGR 22.2%
5 YR CAGR 20.4%
3 YR CAGR 18.0%
$1.9
$2.3
$2.9
$3.7
$4.6
$5.8
$7.2
$9.7
$12.6
$15.0
$13.0
$22.9
$24.5
$26.0*
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q1 2011

PTPP Operating Earnings: Pre-tax income (FTE) + OREO Valuation Adjustments + Provision for loan losses - One-time gains in securities and acquisitions.

*Q1 2011 PTPP Operating Earnings Annualized

BNC BANCORP

Consistent Record of Profitability

Profitable Every Year Since 1994

(in millions)


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$0.9
$1.3
$1.6
$1.9
$2.6
$3.4
$3.8
$4.5
$6.2
$7.4
$4.0
$6.5
$7.7
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

BNC BANCORP

Core Earnings Highlights

Annual 2010 Y/Y Results	First Quarter 2011 Y/Y Results
Net Income	**Net Income**
• Increased 18.2%	• Increased 9.3%
Pre-Tax, Pre-Credit operating earnings	**Pre-Tax, Pre-Credit operating earnings**
• Increased 19.0%	• Increased 38.6%
Net interest income	**Net interest income**
• Increased $14 million, or 30.4%	• Increased $5.1million, or 44.5%
Net interest margin	**Net interest margin**
• Increased 26 bpts to 3.65%	• Increased 40 bpts to 3.87%

Growth Highlights

First Quarter 2011 Y/Y Results

Non-covered loans

- Increased $138 million, or 12.7%

Non-covered loans, excluding construction, A&D, land

- Increased $172 million, or 16.4%

Organic Denovo Success in past 18 months

- Concord, Raleigh, and Charlotte
- Total loans of $184 million; Total deposits of $137 million

Core Deposit Growth

- Increased $635 million in past 12 months
  - $286 million in South Carolina
  - $349 million growth in North Carolina

Net Interest Margin Trends

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Earning Asset Yield	5.66%	5.60%	5.57%	5.59%	5.56%
Cost of Int. Bearing Liab	1.81%	1.93%	1.83%	1.99%	2.17%
Net Interest Spread	3.85%	3.67%	3.74%	3.60%	3.38%
Net Interest Margin	3.87%	3.71%	3.76%	3.62%	3.47%
Qtr to Qtr Change	0.16%	-0.05%	0.14%	0.15%	-0.05%
YTD Change	0.40%				

Increase in Cost of deposits in Q4 due to timing between repricing $120 million of above market CD's and the end of the accretion of the day one mark against these liabilities. Accretion ended on September 30 and the repricing was executed on November 15th.

Capital Ratios

(At March 31, 2011)			
Capital Ratio	Well Capitalized	Bank of NC	BNC Bancorp
Tier 1 Leverage	5.0%	7.5%	7.3%
Tier 1 Risk-Based	6.0%	11.2%	10.9%
Total Risk-Based	10.0%	12.9%	12.6%
Tangible Common Equivalents			4.45%
Tangible Common Equivalents to RWA			6.81%

TCE includes Aquiline Partners' Convertible Preferred Stock which is structured to be non-voting common equivalents.

BNC BANCORP

$35 Million Capital Raise Timeline

- BNC was approved by FDIC to Bid on Beach First with no new Capital required
- BNC won Beach First transaction
- BNC and Aquiline Partners began active negotiations on a private placement
- Aquiline conducted over 5 weeks of extensive due diligence
- Aquiline invested $27 million in BNC at $10.00 per share
- Additional investors representing $8 million completed $35 million raise
- Aquiline poised to invest additional capital as opportunities warrant

Building the Franchise

BUILDING FRANCHISE VALUE

- *Credit quality*
- *Recognition and addressing problems promptly*
- *Quality core deposit growth*
- *Consistency and diversity of earnings*
- *Sufficient float in stock*
- *Stock valuation at levels to facilitate accretive deals*
- *More capital – less leverage*

Market will reward "Balance" and "Proactive Management"

Management Highlights

- Successful Acquisition and Integration of Beach First National – FDIC Assisted Transaction
- Successful Non-Contingent Capital Raise of $35 Million at 100%+ of TBV
- Built Loss-Share and Special Assets Platform that is scalable to handle additional opportunities
- Hired 3 Regional Presidents and established 3 Regional Credit Support Hubs staffed by chief credit officer quality talent.
- Added 9 of 13 senior management team members in last two years.
- Successfully converted to JHA Silverlake core banking software to provide a platform to support and control future growth.
- Successfully converted Beach First core system.



Bill Connolly | Tommy Bouchette | Reid Marks

Regional Presidents

Strategic Rationale: Beach First Transaction

- Expands Bank of North Carolina's presence into attractive South Carolina markets
- Strong historical and forecasted population growth
- Beach First founded in 1996; seasoned ***retail customer base***
- Voted "Best Community Bank" in Myrtle Beach multiple times
- #1 deposit market share in Myrtle Beach as of 2009
- Quality employees
- Immediately accretive to EPS and tangible book value per share
- ***Improved core deposit mix***
- ***Opportunity to grow core deposit franchise***
- Loss-share agreement protects Bank of North Carolina on acquired loans

Asset Quality

Loan Statistics

Total Loan Growth
(in thousands)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Total loans	$ 1,528,727	$ 1,508,180	$ 1,475,735	$ 1,469,175	$ 1,088,620
Loans covered by loss share, at fair value	301,436	309,342	330,761	345,372	-
Loans not covered by loss share	$ 1,227,291	$ 1,198,838	$ 1,144,974	$ 1,123,803	$ 1,088,620
Loan growth (quarter/quarter):					
Total loans	1.4%	2.2%	0.4%	35.0%	0.7%
Loans not covered by loss share	2.4%	4.7%	1.9%	3.2%	0.7%
Annual growth of non-covered loans	12.7%				

BNC BANCORP

Loan Portfolio Mix

(in millions)

	Total	%	Non-Covered	Covered
Commercial real estate	$ 704.4	46.1%	$ 588.2	$ 116.2
Commercial construction	226.9	14.8%	166.1	60.8
Commercial and industrial	137.8	9.0%	113.2	24.6
Leases	11.2	0.7%	11.2	-
Residential construction	28.3	1.9%	28.0	0.3
Residential mortgage	406.2	26.6%	311.1	95.1
Consumer and other	14.2	0.9%	9.8	4.4
Total Loans	$ 1,529.0	100.0%	$ 1,227.6	$ 301.4

BNC BANCORP

Loan Segment Detail

Non-Covered Portfolio

(in millions)

Commercial real estate	$ 588.2
Multi-Family	43.2
Churches	26.9
Owner Occupied	182.1
Retail-Investment	277.0
Industrial-Investment	59.0

Residential mortgage	$ 311.1
HELOC	94.1
Residential-Owner Occupied	122.7
Residential-Investment	94.3

Commercial construction	$ 166.1
Commercial CRE	43.9
Development	23.4
Residential Lots	40.3
Commercial Lots	14.7
Land- development	26.8
Land- investment	17.0

Residential construction	$ 28.0
Presold	12.3
Investment	15.7

Non-Owner Occupied CRE Portfolio

Diversified, Low Concentrations... No Sector > 4% of Total Loans


Automotive Repair & Care
Re-Other
New & Used Car Dealers
Child Day Care Services
Hotels and Motels-Independent
Amusement / Recreation / Entertainment
Manufacturing and Industrial
Office Multi-use (>25% office space)
Income Producing Land (MH Park, Parking Lot, Ground..
Office-Medical
Retail Single-Use
Restaurants
Retail Centers-Anchored
Miniwarehouse and Self-Storage Units
Hotels and Motels - National Chain
Office / Warehouse (<25% office space)
Retail Centers-Unanchored
Office-Professional & Management
$0
$10,000,000
$20,000,000
$30,000,000
$40,000,000

BNC BANCORP

NC & SC Public Banks


MRQ NPAs/Assets
-- NC & SC Publicly Traded Banks $500MM-$4B --
NPAs/Assets (%)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2% 2% 3% 3% 3% 3% 4% 4% 4% 4% 5% 5% 5% 5% 5% 5% 6% 6% 6% 6% 6% 6% 7% 7% 8% 8% 8% 8% 8% 8% 9% 11% 11% 11% 21%
Southern First Bancshares, Inc.
SCBT Financial Corporation
New Century Bancorp, Inc.
First Community Corporation
ECB Bancorp, Inc.
CNB Corporation
First Bancorp
BNC Bancorp
MidCarolina Financial Corporation
NewBridge Bancorp
North State Bancorp
High Point Bank Corporation
Uwharrie Capital Corp
Yadkin Valley Financial Corporation
First National Bank of Shelby
Peoples Bancorp of North Carolina, Inc.
Community First Bancorporation
Crescent Financial Corporation
Park Sterling Corporation
Bank of the Carolinas Corporation
Capital Bank Corporation
Peoples Bancorporation, Inc.
Community Capital Corporation
First Reliance Bancshares, Inc.
1st Financial Services Corporation
Southern Community Financial...
HCSB Financial Corporation
Carolina Bank Holdings, Inc.
Four Oaks Bank Corp, Inc.
Tidelands Bancshares, Inc.
Waccamaw Bankshares, Inc.
First South Bancorp, Inc.
Bank of Granite Corporation
Palmetto Bancshares, Inc.
FNB United Corp.

BNC BANCORP

Credit Quality Statistics

(dollars in thousands; unaudited)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Nonaccrual loans not covered by loss share	$ 34,047	$ 26,224	$ 10,603	$ 10,080	$ 12,542	$ 18,702
Nonaccrual loans covered by loss share	69,377	64,753	77,150	70,641	-	-
OREO not covered by loss share	21,663	23,912	26,050	21,728	20,326	14,325
OREO covered by loss share	15,811	15,825	9,638	7,350	-	-
90 days past due not covered by loss share	124	44	-	-	-	-
90 days past due covered by loss share	-	4,554	23	1,361	-	-
Total nonperforming assets	$ 141,022	$ 135,312	$ 123,464	$ 111,160	$ 32,868	$ 33,027
Nonperforming assets not covered by loss share	$ 55,834	$ 50,180	$ 36,653	$ 31,808	$ 32,868	$ 33,027
Ratio of nonperforming assets to total assets	6.54%	6.29%	5.66%	5.14%	2.02%	2.02%
Not covered by loss share	3.03%	2.75%	1.99%	1.76%	2.02%	2.02%
Ratio of nonperforming loans to total loans	6.77%	6.33%	5.95%	5.59%	1.15%	1.73%
Not covered by loss share	2.77%	2.19%	0.93%	0.90%	1.15%	1.73%
Ratio of allowance for loan losses to total loans	1.59%	1.65%	1.28%	1.30%	1.60%	1.60%
Not covered by loss share	1.98%	2.07%	1.64%	1.69%	1.60%	1.60%
Net charge-offs of noncovered loans, QTD	$ 3,988	$ 6,006	$ 5,655	$ 4,357	$ 2,860	$ 4,127
Ratio of net charge-offs to average loans (Ann)	1.07%	1.62%	1.56%	1.23%	1.07%	1.55%
Loans restructured/modified not included in above	$ 25,857	$ 5,107	$ 7,479	$ 5,774	$ 5,322	$ 5,014

BNC BANCORP

Core Deposit Growth

Core Deposit Initiatives

Retail Banking

- Creating consistency in delivery, service, products & sales
- Creating greater levels of accountability and rewards for performance

BNC Business Services

- Suite of products and services rivaling Regional and National Banks
  - Offering Lock-box, Cash Management, Remote Deposit Capture, Merchant Svcs
  - Offering Iron Key Protected Access- Highest Level of Security for Online Access
  - Beach First franchise provided a strong merchant program and seasoned leadership

Private Banking

- Private bankers in Greensboro, Charlotte, and Lake Norman
  - Total Core Transaction Deposits: $55 million
  - Total Loans: $20 million
- First Quarter 2011 Production
  - Core Transaction Deposits: $14 million
  - Total Loans: $5 million
  - Total Fee income: $155,000

Deposit Statistics

Total Deposit Growth Trends
(in thousands)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Non-interest bearing demand	$ 116,286	$ 107,547	$ 105,197	$ 104,328	$ 64,983
Interest-bearing demand	849,392	841,062	786,498	739,542	599,013
Time deposits - local	647,917	616,811	655,030	566,179	314,173
Time deposits - wholesale	257,256	262,650	308,855	424,576	373,062
Total	$ 1,870,851	$ 1,828,070	$ 1,855,580	$ 1,834,625	$ 1,351,231
Total, less wholesale time	$ 1,613,595	$ 1,565,420	$ 1,546,725	$ 1,410,049	$ 978,169
Core Growth (Quarter/Quarter)	3.1%	1.2%	9.7%	44.2%	0.1%
Growth, Core YTD	65.0%	70.9%			
Wholesale time as % of total	13.8%	14.4%	16.6%	23.1%	27.6%

BNC BANCORP

Strategic and Opportunistic Expansion

Strategic and Opportunistic Expansion



I-40 EAST / WEST
I-85 NORTH / SOUTH
I-95 NORTH / SOUTH
NORTH CAROLINA & SOUTH CAROLINA
GROWTH BY COUNTY
HIGH GROWTH MARKET– BNC OFFICES
HIGH GROWTH MARKET
MEDIUM GROWTH MARKET
SLOW GROWTH MARKET
Information based on Market Scoring Analysis by Raymond James & Associates.

BNC BANCORP

Opportunities

- Organic Expansion of Mortgage Operations
  - Lift out team of 40+. Capable of $1 Billion in originations annually.
- FDIC Assisted Transactions – Opportunistic and Strategic Acquirer
  - Carolinas, Georgia and Virginia
- Organic Growth – Strategic Expansion
  - Lift-Out Teams
  - In-Market Talent
  - Noninterest Income –Wealth, SBA Lending
- Whole Bank and Branch Acquisitions- Strategic Acquirer
  - Raleigh to Charlotte and Wilmington in NC
  - Charleston and Columbia in SC

Forward-Looking Statements

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of BNC Bancorp and its subsidiary Bank of North Carolina. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this presentation was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (i) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (ii) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BNC Bancorp is engaged; (v) local, state or federal taxing authorities may take tax positions that are adverse to BNC Bancorp; (vi) adverse changes may occur in the securities markets; (vii) competitors of BNC Bancorp may have greater financial resources and develop products that enable them to compete more successfully than BNC Bancorp; (viii) costs or difficulties related to the integration of Beach First National Bank ("Beach First") may be greater than expected; (ix) expected cost savings associated with our acquisition of Beach First may not be fully realized or realized within the expected time frame; and (x) deposit attrition, customer loss or revenue loss following our acquisition of Beach First may be greater than expected. Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC Bancorp's filings with the Securities and Exchange Commission (the "SEC"), Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Please refer to the Securities and Exchange Commission's website at www.sec.gov where you can review those documents. BNC Bancorp does not undertake a duty to update any forward-looking statements made during this presentation.

APPENDIX INFORMATION

BNC Bancorp Timeline

Key Milestones

- Dec. 1991 - Bank of North Carolina opened
- Dec 2001 - Acquisition of Independence Bank
- Feb 2006 - Acquisition of Sterling South
- May 2007 – BNC surpasses $1B in Assets
- April 2010 – Beach First Acquisition
- April 2010- BNC surpasses $2B in Assets
- May 2011 – Expands Mortgage division and opens SBA division

Capital Raises

- '03, '04 & '06 – Total of $23MM Trust Preferred Securities raised at an average cost of Libor + 240
- June 2005 - $8MM Sub Debt raised at a cost of Libor + 180
- Dec 2007 - $5MM Private Placement of common
- Dec 2008 – Received $31MM in CPP
- April 2010 – Private Placement of $35MM. Aquiline Partners lead investors at $27MM

Preparation Meets Opportunity

- **August 2009 –** Met with Investment Bankers to discuss assisted transaction opportunities
- **September 2009 –** Financial Advisors and management presents to BNC Board of Directors modeling on specific potential transactions; Board engages financial advisor
- **October 2009 –** Company engages special legal counsel in Atlanta; face-to-face discussions held with state and federal regulators
- **Oct 09 – Jan 10 –** Company explores offensive capital opportunities
- **November 2009 –** DD&F Consulting engaged to begin assisting Functional Leaders with strategic plans for takeover weekend and post FDIC deal integration
- **Jan 10 to Mar 10 –** BNC management meets with previous winners of FDIC transactions to understand bid preparation and infrastructure build to meet loss share & workout requirements.
- **March 2010 – to** Management and "Deal Team" evaluate Beach First assisted transaction and decide pursue bid opportunity

Final Month

- Team of 12 employees conduct week-long onsite due diligence at Beach First National Bank HQ
- Management evaluates pro forma balance sheet, credit and collection costs, and arrives at final bid
- Transaction completed

BNC BANCORP

Beach First Integration

- Hired South Carolina market president with strong credit background in the Myrtle Beach market. Recently served as Head of Special Assets for $3.5B bank. Understood loss share process.
- Hired loss-share reporting and integration specialist. Had worked with DD&F Consulting developing loss share platform for successful client bidders.
- Special Assets and Loss-Share teams in place and well ahead of plan.
- Test Certificates filed and approved on May 31, 2010, less than two months after acquisition.
- Loss-Share Certificates filed as of June 30, September 30, and December 31, 2010 with no exceptions.
- Core deposits have been stable; seeing growth in business services unit. High retention rate on targeted Beach First staff
- Worked with FDIC preferred vendor Solomon Edwards to establish and document workflow policies and diagrams, establish a system of monthly internal audit and reporting, and resources for least cost decisions that are out of the norm.
- Solomon Edwards implemented a separate accounting system for loss share and for GAAP on all of the loss share loans.

BNC BANCORP

BNC BANCORP